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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 2-82510


                         SUPPLEMENT TO THE PROSPECTUS OF
              MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                                - CLASS X SHARES
                             DATED NOVEMBER 3, 2000

     With respect to the Short-Term Bond Portfolio, the first sentence under the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

     The Portfolio will normally invest at least 65% of its total assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds, including asset-backed securities.

     With respect to the Quality Income Plus Portfolio, subsection (ii) of the first sentence under the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

     ... (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the three highest bond rating categories by Moody's or S&P of if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Dean Witter Advisors Inc.,...

     With respect to the Strategist Portfolio, the first sentence of the fifth paragraph under the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

     Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts (commonly known as "REITS") and money market instruments.

     In the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" with respect to each of the Short-Term Bond Portfolio, the Quality Income Plus Portfolio, the High Yield Portfolio and the Strategist Portfolio of the Fund, the following disclosure is added pertaining to investment in "Asset-Backed Securities":

     The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly

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     interest and principal payments made by the individual borrowers on the pooled receivables.

     Additionally, in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" with respect to the Strategist Portfolio, the following disclosure is added pertaining to investments in mortgage-backed securities:

     MORTGAGE-BACKED SECURITIES. Certain of the U.S. Government securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

     With respect to each of the Short-Term Bond Portfolio and the Quality Income Plus Portfolios, the following paragraph replaces the third paragraph under the section of the Prospectus titled "SUMMARY OF PRINCIPAL RISKS" and, with respect to the Strategist Portfolio, the following paragraph is hereby added to that section of the Prospectus:

     There are also particular risks associated with the Portfolio's investments in mortgage-backed securities and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

     The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL RISK INFORMATION":

     ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

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     The paragraph pertaining to the Utilities Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:

     UTILITIES PORTFOLIO - Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Gaylor, a Principal of the Investment Manager, has been a primary portfolio manager of the Portfolio since its inception, and has been managing portfolios with the Investment Manager for over five years. Mr. Silvestri, a Vice President of the Investment Manager, has assisted Mr. Gaylor since May 2000 and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).

March 1, 2001